EXHIBIT 10.2

                     PATENT AND TRADEMARK SECURITY AGREEMENT

                             Date: December 12, 2007


DEBTOR:           Reclamation Consulting  and Applications, Inc.

SECURED PARTY:    Pala Investments Holdings Limited


                                    RECITALS
                                    --------

         A. The Debtor and the Secured Party are parties to a Secured Convertible Debenture of even date herewith (as the same may be amended, modified, extended or cancelled from time to time, the "DEBENTURE") pursuant to which the Secured Party has agreed to extend to the Debtor certain credit accommodations.

         B. It is a condition precedent to the obligation of the Secured Party to extend credit accommodations pursuant to the terms of the Debenture that this Patent and Trademark Security Agreement (this "AGREEMENT") be executed and delivered by the Debtor.

         NOW, THEREFORE, in consideration of the credit accommodations which have been or may be extended to the Debtor and for other good and valuable consideration, the Debtor hereby covenants and agrees with the Secured Party as follows:

         1. DEFINED TERMS. All terms defined in the Recitals hereto or in the Debenture that are not otherwise defined herein shall have the meanings given them therein. In addition, the following terms have the meanings set forth below:

                  "AFFILIATE" has the meaning assigned in Subsection 3(d).

                  "PATENTS" means all of the Debtor's right, title and interest in and to patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Exhibit A attached hereto and made a part hereof and all patents and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing, all as presently existing or hereafter arising or acquired.

                  "SECURITY INTEREST" has the meaning given in Section 2.

                  "TRADEMARKS" means all of the Debtor's right, title and interest in and to: (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, collective membership marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or may appear, all registrations and recordings thereof, and all applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) filed in connection therewith, including, without limitation, the trademarks and applications listed on Exhibit B attached hereto and made a part hereof; (ii) licenses, fees or royalties with respect to the foregoing; (iii) the right to sue for past, present and future infringement, dilution and damages therefore; and (iv) licenses thereunder; all as presently existing or hereafter arising or acquired; and all rights corresponding to any of the foregoing throughout the world and the goodwill of the Debtor's business connected with the use of, and symbolized by, the foregoing.

         2. SECURITY INTEREST. To secure the complete and timely payment and satisfaction of the Indebtedness, the Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest (the "SECURITY INTEREST") with power of sale to the extent permitted by law, in the Patents and in the Trademarks. As set forth in the Debenture, the Security Interest is coupled with a security interest in the Collateral. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. ss. 1060.

         3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor represents, warrants and agrees as follows:

                  (a) EXISTENCE; AUTHORITY. The Debtor is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Colorado, and the Debtor has no subsidiaries. This Agreement has been duly authorized by all necessary corporate action on the part of the Debtor and constitutes a valid obligation of the Debtor legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Debtor have been duly authorized by all necessary corporate action and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its Articles of Incorporation, Bylaws, any other organizational document or any agreement or instrument to which the Debtor is a party. The authorization, execution, delivery and performance of this Agreement do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

                  (b) PATENTS. Exhibit A accurately lists all Patents owned or controlled by the Debtor as of the date hereof, or to which the Debtor has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, the Debtor owns, controls or has a right to have assigned to it any Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then the Debtor shall within 60 days provide written notice to the Secured Party with a replacement Exhibit A, which upon acceptance by the Secured Party shall become part of this Agreement. No Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part and each such Patent is presently subsisting. The Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, free and clear of any liens, charges and encumbrances other than Permitted Liens, including without limitation, shop rights and covenants by the Debtor not to sue third persons. The Debtor has no notice of any suits or actions commenced or threatened with reference to any Patent.

                  (c) TRADEMARKS. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit B need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to the Debtor's business(es). If after the date hereof, the Debtor owns or controls any Trademarks not listed on Exhibit B (other than common law marks which are not material to the Debtor's business(es)), or if Exhibit B ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then the Debtor shall promptly provide written notice to the Secured Party with a replacement Exhibit B, which upon acceptance by the Secured Party shall become part of this Agreement. No Trademark has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Trademark been cancelled, in whole or in part and each such Trademark is presently subsisting. The Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances other than Permitted Liens, including without limitation, shop rights and covenants by the Debtor not to sue third persons. The Debtor has no notice of any suits or actions commenced or threatened with reference to any Trademark.

                  (d) AFFILIATES. As of the date hereof, no affiliate of the Debtor (each, an "Affiliate") owns, controls, or has a right to have assigned to it any items that would, if such item were owned by the Debtor, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then the Debtor shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to the Debtor; or
         (ii) notify the Secured Party of such item(s) and cause such Affiliate to execute and deliver to the Secured Party a patent and trademark security agreement substantially in the form of this Agreement.

                  (e) TITLE. The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all liens and encumbrances, and (ii) will keep all Patents and Trademarks free and clear of all liens and encumbrances.

                  (f) NO SALE. Except as permitted in the Debenture, the Debtor will not assign, transfer, encumber or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party's prior written consent.

                  (g) DEFENSE. The Debtor will at its own expense and using commercially reasonable efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons and entities.

                  (h) MAINTENANCE. The Debtor agrees to maintain the quality of any and all products in connection with which the Patents and Trademarks are used, consistent with commercially reasonable business practices. Upon the occurrence of an Event of Default, the Debtor agrees that the Secured Party, or a conservator appointed by the Secured Party, shall have the right to establish such additional product quality controls as the Secured Party, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by the Debtor in connection with the Patents and Trademarks. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing the Secured Party: (i) sufficient written notice, of at least 30 days, to allow the Secured Party to timely pay any such maintenance fees or annuities which may become due on any Patents or Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

                  (i) SECURED PARTY'S RIGHT TO TAKE ACTION. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (h), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

                  (j) COSTS AND EXPENSES. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (i) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the penalty rate described in subsection 7.2.3 of the Debenture.

                  (k) POWER OF ATTORNEY. To facilitate the Secured Party's taking action under subsection (i) and exercising its rights under
         Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Debenture as provided therein and the payment and performance of the Indebtedness.

         4. DEBTOR'S USE OF THE PATENTS AND TRADEMARKS. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

         5. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "EVENT OF DEFAULT"): (a) an Event of Default, as defined in the Debenture, shall occur; or
(b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

         6. REMEDIES. Upon the occurrence of an Event of Default, the Secured Party may, at its option and from time to time, exercise any one or more of the following rights or remedies:

                  (a) The Secured Party may exercise any or all remedies available under the Debenture.

                  (b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

                  (c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if the Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such enforcement.

         7. NOTICES. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 7:


         If to the Debtor:                  Reclamation Consulting and
                                            Applications, Inc.
                                            940 Calle Amanecer, Suite E
                                            San Clemente, CA 92673
                                            Attn:    Mr. Gordon W. Davies
                                                     President

         With a copy (which shall
         not constitute notice) to:         August Law Group, P.C.
                                            19200 Von Karman, Suite 900
                                            Irvine, California  92614
                                            Attn:    Kenneth S. August, Esquire
                                                     President

         If to the Secured Party:           Pala Investments Holdings Limited
                                            12 Castle Street
                                            St. Helier
                                            Jersey
                                            JE2 3RT
                                            Channel Islands
                                            Attn:    Ms. Susan Garrod
                                            Director

         With a copy (which shall
          not constitute notice) to:        Pala Investments AG
                                            Dammstrasse 19
                                            6300 Zug
                                            Switzerland
                                            Attn:    Mr. Jan Castro,
                                            Managing Director

         8. NO DUTIES OWED BY SECURED PARTY. The Debtor acknowledges and agrees that the Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. The Secured Party has not made any representations or warranties with respect to this Agreement.

         9. GENERAL.

                  (a) WAIVER OR MODIFICATION. No failure on the part of the Secured Party in exercising any power or right hereunder will operate as a waiver of the power or right nor will any single or partial exercise of such right or power preclude exercise of any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Debtor therefrom will be effective unless it is in writing signed by the Secured Party. No notice to or demand on the Debtor will entitle the Debtor to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

                  (b) TIME. Time is of the essence in the performance of this Agreement.

                  (c) FURTHER ASSURANCES. The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

                  (d) ASSIGNMENT. The Debtor may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Secured Party. The Secured Party may assign the Loan or this Agreement, or its interest in the Loan or this Agreement or any part thereof upon ten (10) days' written notice to the Debtor and provided that (i) the assignee is an affiliated or associated company of the Debtor, or a successor company to the Debtor following any re-domestication, asset sale, merger, consolidation or other reorganization, and (ii) agrees to be bound by the terms of this Agreement to the extent of such assignment.

                  (e) SURVIVAL. All representations and warranties contained in this Agreement or in any other agreement between the Debtor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Indebtedness.

                  (f) CUMULATIVE REMEDIES. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

                  (g) GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

                  (h) SEVERABILITY. If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

                  (i) PARTIES IN INTEREST. This Agreement inures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement.

                  (j) HEADINGS AND MARGINAL REFERENCES. The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

                  (k) AMENDMENTS. This Agreement may be amended, waived, discharged or terminated only with the agreement of the party against whom enforcement of the amendment, waiver, discharge or termination is sought and only in writing signed by both parties to this agreement and subject to the same governing law and venue as stated in Section 9(e) hereof. The Security Interest can be released only explicitly in a writing signed by the Secured Party.

                  (l) COUNTERPART AND FAX EXECUTION. This Agreement may be executed in two or more counterparts and by fax transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the date given above.

                  (m) ENTIRE AGREEMENT. This Agreement, together with the Exhibits referred to herein which are incorporated herein by this reference, and the agreements referred to herein, supersedes all prior agreements and understandings and shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.


DEBTOR:                                   SECURED PARTY:

RECLAMATION CONSULTING AND                PALA INVESTMENTS HOLDINGS LIMITED
APPLICATIONS, INC.

By: /s/ MICHAEL DAVIES                    By: /s/ Susan Garrod
    ----------------------------              ------------------------------
Name: MICHAEL C. DAVIES                   Name: Susan Garrod
Its: Chief Executive Officer              Its: Executive Director

STATE OF California    )
                       ) ss.
COUNTY OF Orange       )


         The foregoing instrument was acknowledged before me this 12 day of December, 2007, by Michael C. Davies, the Chief Executive Officer of RECLAMATION CONSULTING AND APPLICATIONS, INC., a Colorado corporation, on behalf of the corporation.

         [NOTARY PUBLIC SEAL]                   /S/ M. TARANTINO
                                                -------------------------
                                                Notary Public

ST. HELIER
JERSEY                        Thursday, December 13, 2007
BRITISH CHANNEL ISLANDS


I, ROBERT HARMAN, Notary Public in and for the island of Jersey
HEREBY CERTIFY that the annexed document has been signed for the uses and purposes mentioned in the instrument by SUSAN CLAIRE GARROD who is known by me to be a director of Pala Investments Holdings Limited and with whose usual signature I am well familiar.

GIVEN at St. Helier, on the day and year above-written under my hand and offical seal.
                                                                  December, 2007
                                               PALA INVESTMENTS HOLDINGS LIMITED

/s/ Robert Harman                         [NOTARY PUBLIC SEAL]
------------------------
Notary Public
3rd Floor, Mielles House, La rue des Mielles, St. Helier, Jersey JE2 3QD, Challel Islands
My faculty endures for life                       07/005000

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

                                                             EXHIBIT A

                                                  PATENTS AND PATENT APPLICATIONS
                                                  -------------------------------
                                                                                                                          PROPERTY
     OFFICIAL NO.                          TITLE                         CASE STATUS                  COUNTRY               TYPE
------------------------ ------------------------------------------ ----------------------- ---------------------------- -----------
1525270                  Release Agent Formulas And Methods         Abandoned by client     European Patent Office       Patent
2896/DELNP/2004          Release Agent Formulas And Methods         Application filed       India                        Patent
PA/a/2006/007233         Release Agent Formulas And Methods         Application filed       Mexico                       Patent
PCT/US04/05953           Release Agent Formulas And Methods         Application filed       Patent Cooperation Treaty    Patent
6902606                  Release Agent Formulas And Methods         Issued                  United States of America     Patent
To Be Filed              Release Agent Formulas And Methods         In Process              United States of America     Patent


                                                               A-1

                                                             EXHIBIT B

                                                     TRADEMARKS, SERVICE MARKS
                                                  AND COLLECTIVE MEMBERSHIP MARKS
                                                                                                                          PROPERTY
     OFFICIAL NO.                          TITLE                         CASE STATUS                  COUNTRY               TYPE
------------------------ ------------------------------------------ ----------------------- ---------------------------- -----------
10/25053                 ALDEROX KR7                                Registered              Australia                    Trademark
003775822                ALDEROX KR7                                Registered              European Community           Trademark
1315205                  ALDEROX KR7                                Application filed       India                        Trademark
719884                   ALDEROX KR7                                Registered              New Zealand                  Trademark
3022028                  ALDEROX KR7                                Registered              United States of America     Trademark
1025054                  ALDEROX TSR                                Registered              Australia                    Trademark
003778156                ALDEROX TSR                                Registered              European Community           Trademark
1315206                  ALDEROX TSR                                Application filed       India                        Trademark
719883                   ALDEROX TSR                                Registered              New Zealand                  Trademark
2905209                  ALDEROX                                    Registered              United States of America     Trademark
2905208                  ASA 12                                     Registered              United States of America     Trademark
3109303                  B20-POWER                                  Registered              United States of America     Trademark


                                                    COLLECTIVE MEMBERSHIP MARKS
                                                    ---------------------------

                                                                NONE


                                  UNREGISTERED MARKS (FOR WHICH NO APPLICATIONS HAVE BEEN FILED)
                                  --------------------------------------------------------------

                                                               NONE

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